UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E Tarpon Ave,

Tarpon Springs, FL 34689

(Address of principal executive offices)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2026, Allarity Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, seven proposals were submitted to the Company’s stockholders of record for a vote. These proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”).

At the Annual Meeting, a total of 8,364,272 (or 54.10%) of the Company’s issued and outstanding shares of common stock held of record as of May 7, 2026, the record date for the Annual Meeting, were present either in person or by proxy, which constituted a quorum.

The final voting results for each proposal are set forth below. For additional information regarding the proposals, please refer to the Proxy Statement.

Proposal 1: The director nominee listed below was duly elected at the Annual Meeting for annual term expiring in 2029 was approved pursuant to the following votes:

Nominee	For	Withheld	Broker Non-Votes
Jesper Hoiland	3,748,814	187,812	4,427,646

Proposal 2: The appointment of Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for 2026 was ratified pursuant to the following votes:

For	Against	Abstentions	Broker Non-Votes
8,330,862	25,167	8,243	0

Proposal 3: The proposal to amend our Amended and Restated 2021 Equity Incentive Plan, to increase the aggregate number of shares of common stock authorized for grant from 1,521,990 to 2,021,990 was approved pursuant to the following votes:

For	Against	Abstentions	Broker Non-Votes
3,083,990	823,336	29,300	4,427,646

Proposal 4: The proposal for approval, on an advisory basis, of the compensation of the Company’s executive officers was approved pursuant to the following votes:

For	Against	Abstentions	Broker Non-Votes
3,621,297	301,684	13,645	4,427,646

Proposal 5: The proposal to approve the issuance of shares of our common stock pursuant to the Common Stock Purchase Agreement dated January 28, 2026 by and between the Company and Tumim Stone Capital LLC in excess of the Exchange Cap was approved pursuant to the following votes:

For	Against	Abstentions	Broker Non-Votes
3,168,301	722,610	45,715	4,427,646

Proposal 6: To approve an amendment to our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law, did not pass, pursuant to the following votes:

For	Against	Abstentions	Broker Non-Votes
3,518,072	402,701	15,853	4,427,646

Proposal 7: The proposal to approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the aforementioned proposals was approved pursuant to the following votes:

For	Against	Abstentions	Broker Non-Votes
7,309,857	1,032,786	21,629	0

Item 8.01 Other Events.

On June 30, 2026, the Company announced that the United States Patent and Trademark Office (USPTO) has granted the key U.S. patent covering its proprietary stenoparib-specific Drug Response Predictor (DRP®) companion diagnostic. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Dated: July 1, 2026

By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer

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